Administrative Office: 6400 C Street SW Cedar Rapids, IA 52499

VIA EDGAR

Securities and Exchange Commission

100 F. Street N.E.

Washington, D.C.   20549-0506

Re:	Separate Account VA-2L, SEC File No. 811-07042 (the “Registrant”)

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Life Insurance Company (the “Company”) on behalf of the Registrant, recently transmitted (or will transmit) to its policyholders the annual/semi-annual reports for the underlying management investment companies listed below (the “Portfolio Companies”). This filing incorporates by reference the reports of the following Portfolio Companies as required by Rule 30b2-1 under the Act:

PORTFOLIO COMPANY	SEC FILE NO.
BNY Mellon Variable Investment Fund.	811-05125
BNY Mellon Stock Index Fund, Inc.	811-05719
BNY Mellon Investment Portfolios	811-08673
Transamerica Series Trust	811-04419

Some of the options included in the Portfolio Companies’ reports may not be available under every Policy offered by the Registrant.

If you have any questions regarding this filing, please contact me at (720)488-7884.

Sincerely,

/s/ Brian G. Stallworth
Brian G. Stallworth Esq.
Transamerica Life Insurance Company